Exhibit 99.1

Corporate Presentation

December 21, 2016

Cautionary Note Regarding Forward-Looking Statements

Certain statements contained in this presentation regarding matters that are not historical facts are forward-looking statements within the meaning of the Private

Securities Litigation Reform Act of 1995, known as the PSLRA. These include statements regarding management’s intentions, plans, beliefs, expectations or forecasts for the future, and, therefore, you are cautioned not to place undue reliance on them. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. Albireo undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise, except to the extent required by law. We use words such as “anticipates,” “believes,” “plans,” “expects,” “projects,” “future,” “intends,” “may,” “will,” “should,” “could,” “estimates,” “predicts,” “potential,” “continue,” “guidance,” and similar expressions to identify these forward-looking statements that are intended to be covered by the safe-harbor provisions of the PSLRA. Such forward-looking statements are based on our expectations and involve risks and uncertainties; consequently, actual results may differ materially from those expressed or implied in the statements due to a number of factors, including, but not limited to those described in the definitive proxy statement and other documents we have, or our predecessor Biodel Inc. has, filed with the SEC. Risks and uncertainties that may cause actual results to differ materially from those expressed or implied in any forward-looking statement include, but are not limited to: whether the preliminary data from the ongoing Phase 2 trial of A4250 in children with chronic cholestasis will be confirmed following database lock; whether the ongoing Phase 2 trial of A4250 in children with chronic cholestasis will be sufficient to support advancement into a pivotal trial in Progressive Familial Intrahepatic Cholestasis (PFIC); the timing and outcome of the planned meeting with the FDA regarding the anticipated pivotal program for A4250 in PFIC; the designs, endpoints, numbers of patients and treatment periods for trials that will be required to support approval of A4250 to treat PFIC or any other orphan pediatric liver disease; whether our cash resources will be sufficient to advance A4250 through completion of a planned pivotal trial in PFIC; the timing for initiation or completion of, or availability of data from, ongoing or future trials of A4250, including a planned pivotal trial in PFIC, or elobixibat and the outcomes of such trials; delays or other challenges in the recruitment of patients for current or future trials of any of our product candidates; whether the FDA’s pediatric priority review voucher program will be extended and whether A4250 will meet the criteria to receive a pediatric priority review voucher when applicable; the medical benefit that may be derived from A4250, elobixibat, A3384 or any of our other product candidates; whether we will seek, and, if so, our ability to establish, a strategic alliance, collaboration or licensing or other comparable arrangement on favorable terms for elobixibat in the United States and Europe; whether or when EA Pharma will file a new drug application for elobixibat in Japan; the extent to which our agreement with EA Pharma for elobixibat generates nondilutive income; whether the FDA will consider a single additional trial sufficient to establish the efficacy of elobixibat to support approval for the treatment of chronic idiopathic constipation in the United States; our ability to protect our intellectual property; the competitive environment and commercial opportunity for a potential treatment for PFIC and other orphan pediatric cholestatic liver diseases; whether findings from nonclinical studies and clinical trials of IBAT inhibitors will be predictive of future clinical success for an Albireo IBAT inhibitor in the treatment of nonalcoholic steatohepatitis (NASH); and the timing and success of submission, acceptance and approval of regulatory filings. In addition, market and industry statistics contained in this presentation are based on information available to us that we believe to be reliable but have not independently verified.

All forward-looking statements speak only as of the date this presentation is made and should not be relied upon as representing our views as of any date after this presentation is made. We specifically disclaim any obligation to update any forward-looking statement, except as required by applicable law.

“Albireo” is a trademark of Albireo AB. All other trademarks, service marks, service marks, trade names, logos and brand names identified in this presentation are the properties of their respective owners.

©2016 Albireo Pharma, Inc. All rights reserved.

2

Albireo
Innovative Science + Deep Pipeline + Experienced Management

- Leader in the development of **bile acid modulators** to treat **liver and GI** diseases
- Three clinical assets, including lead Phase 2 **orphan** product candidate and Phase 3 constipation product candidate
- Strong patent portfolio, with **orphan drug designation** and future potential for valuable **Pediatric Priority Review Voucher** for lead product candidate (A4250)
- AstraZeneca spinout in 2008; became publicly traded (**NASDAQ: ALBO)** on Nov 3, 2016 via business combination with Biodel
  - ~6.3 million shares of common stock outstanding immediately after closing
  - Transaction provided approximately $30M, inclusive of $10M in new equity from long-time investors Phase4, AstraZeneca, TPG, TVM
- Highly **experienced management team** with track record of developing and commercializing blockbuster drugs

3
©2016 Albireo Pharma, Inc. All rights reserved.

Albireo

Deep Biotech and Pharma Experienced Management Team



Ron Cooper
President and CEO

BMS
(President of Europe)



Jan Mattsson, PhD
Chief Operating Officer
(Co-founder)

AstraZeneca



Tom Shea
Chief Financial Officer

Cubist, Euthymics, Neurovance, EBI, Tolerx, Epirus



Pete Zorn
SVP, Corporate Development and General Counsel

Santaris, Targacept



Paresh Soni
MBChB, FCP, PhD
Chief Medical Officer

Alexion, Amarin, Pfizer



Martha Carter
Chief Regulatory Officer

Aegerion, Proteon, Trine



Per-Göran Gillberg, PhD
VP, Development
(Co-founder)

AstraZeneca, Pharmacia, Kabi



Kristina Torfgård, PhD
VP, Clinical Affairs

AstraZeneca

4

©2016 Albireo Pharma, Inc. All rights reserved.

Albireo

A Robust Pipeline Targeting Liver and GI Diseases and Disorders

Lead Program Preclinical Phase 1 Phase 2 Phase 3 :

PFIC

A4250 Ph2 pediatric study ongoing

IBAT inhibitor Other Rare Pediatric Liver Diseases

Additional Clinical Programs:

Elobixibat Chronic Idiopathic

Partnered in Japan/US/EU partner opportunity

IBAT inhibitor Constipation

A3384

Bile Acid Cholestyramine Malabsorption Reformulated

Preclinical Programs:

Bile Acid

NASH Modulators

Inflammatory Bowel PPAR agonists Diseases

Orphan NK antagonist GI Indication

©2016 Albireo Pharma, Inc. All rights reserved.

5

Pediatric Orphan Opportunities Provide Foundation for Albireo Thesis

A4250

Novel, First-in-Class Product Candidate to Treat Multiple Pediatric Orphan Liver Diseases with No Approved Drug Options

Elobixibat partnering in Japan (positive Ph3 trial) provides potential nondilutive capital to support programs

Elobixibat

A4250 Novel Bile Acid PPAR US/EU A3384 Pediatric Modulator NK

Partnering BAM

Voucher NASH Development Ph3 CIC

©2016 Albireo Pharma, Inc. All rights reserved.

6

Significant News Flow and Near-Term Milestones Projected

Event Projected Timing

Elobixibat: report data from ongoing Ph3 Trial in Japan 6

A4250: PRIME designation granted by EMA 6

A4250: report additional pediatric data from ongoing Ph2 trial 6

A4250: FDA meeting Q1 2017

Elobixibat: JNDA filing Q1 2017

A4250: report data from planned pivotal trial in PFIC mid 2018

©2016 Albireo Pharma, Inc. All rights reserved.

7

A4250 for Orphan Pediatric Liver Diseases

Potential to Become First Drug Approved for

A4250

Progressive Familial Intrahepatic Cholestasis

The market opportunity…

Multiple pediatric orphan liver diseases and disorders with no approved drugs; lifetime treatment

The science…

Elevated serum bile acids linked to both progressive liver disease and debilitating pruritus

Positive effects on serum bile acid levels and pruritus in preclinical and early clinical development

The exclusivity period…

Orphan designation in PFIC provides 7 years in US + 10 years in EU Composition of matter to 2025* Method of use for liver disease to 2031 (EU allowed, US pending)

*includes estimated H-W PTE

©2016 Albireo Pharma, Inc. All rights reserved.

A4250

Inhibits Bile Acid Re-uptake from the Intestine to Reduce Bile Acids in the Liver

- ~ 95% of bile acids (BA) pumped from small intestine to liver, IBAT key mediator
- Inhibitors selectively reduce BA re-uptake and increase colonic BA
- Reduced liver and serum bile acids to treat cholestatic liver disease
- Increased colonic secretion and motility to treat constipation
- Decreased pruritus and decreased cholesterol; potential for improved insulin sensitivity through TGR5 receptors


LDL
Serum Bile Acids
Cholesterol
Bile Acids
Small Intestine
Enterohepatic Circulation
IBAT Inhibitor
Colon
Ileal Bile Acid Transporter* (IBAT)

*also known as apical sodium-dependent bile acid transporter (ASBT)

10

©2016 Albireo Pharma, Inc. All rights reserved.

Albireo

Bile Acid Accumulation Induces Liver Cell Death, Key in Pathogenesis of PFIC

Perez World J Gastroenterol. 2009 Apr 14;15(14):1677-89.

©2016 Albireo Pharma, Inc. All rights reserved.

A4250

Estimated ~10,000 PFIC Patients in Major Drug Markets
No Approved Drug Options for PFIC 1, 2, 3



Symptoms develop early in children
- Median onset 2 months
- Severe pruritus is common
  - pruritus relief is the goal of early therapy
  - leads to scratching, cutaneous mutilation, loss of sleep and impaired school performance

Treatment options: to address refractory pruritus
- Medical: off label UDCA, rifampin, anti-histamines, naltrexone; modest, transient responses
- Surgery: partial external bile diversion (PEBD), liver transplantation




Cholestasis
Pruritus
Jaundice
Liver
Inflammation
Fibrosis
Cirrhosis

Survival
- Often leads to liver failure by age 10; if untreated, likely to require transplant < age 20 to survive
- Increased risk of hepatocellular carcinoma and cholangiosarcoma (PFIC-2)

12
©2016 Albireo Pharma, Inc. All rights reserved.
Albireo

Benefits of Bile Diversion Surgery Support

A4250

Rationale for IBAT Inhibition to Treat PFIC

Surgical procedure to permanently divert bile flow into a stoma bag

PEBD normalizes serum bile acids, which indicates excellent long-term outcomes in children with PFIC (Schukfeh, et al. 2012)

Long-term benefits of PEBD include sustained reduction in cholestasis and fibrosis (Arnell, et al. 2010)

One Year

Before Surgery After Surgery

Bile Acids (umol/L) 337 11

Bilirubin (umol/L) 41 25

Itching (0-5) 3 1

©2016 Albireo Pharma, Inc. All rights reserved.

Preclinical and Early Clinical Data Provide

A4250

Proof of Principle and Mechanism

Preclinical Cholestatic Liver Disease Model Phase 1 in Healthy Volunteers

? Liver Enzymes ? Serum Bile Acids

1000 ALT (U/L) ALP (U/L)

350

300 *p< 0.05

800 **p< 0.01

250 600 200

400 150 *

*	100 200 * 50

0 0

2	weeks 4 weeks 2 weeks 4 weeks

*p< 0.05

ALT: alanine aminotransferase

ALP: alkaline phosphatase

Control A4250 Normal level

7	days treatment (n=6/group)

Stat. sig. effect at all doses assessed No safety concerns Minimal (picomolar) systemic exposure

©2016 Albireo Pharma, Inc. All rights reserved.

A4250

Study in Adults with PBC to Support Pediatric Development

Data Shows Substantial Reduction of Pruritus

- **Investigator-Initiated Ph2 Primary Biliary Cholangitis (PBC) study**
  - Crossover design, 3x4 weeks treatment (cholestyramine x A4250 x cholestyramine)
  - 1.5mg A4250 QD for 1 wk + 3mg A4250 QD for 3 wks
- **Initial Findings Encouraging**
  - 50% mean ↓ serum bile acids, with patient variability
  - All treated patients with pruritus had substantial relief
  - Dose-related diarrhea with prototype formulation
  - Investigator discontinued second cohort in Q4 2016 with enrollment challenges and GI AEs


A4250 Reduced Pruritus
Mean VAS-Itch (0-100 mm)
80
70
60
50
40
30
20
10
0
End Resin 1
Wash-out resin
A4250 Week 1 1.5 mg n=5
A4250 Week2 3 mg n=4
A4250 Week 4 3 mg n=3
Wash-out A4250
End Resin 2

15

©2016 Albireo Pharma, Inc. All rights reserved.

Albireo

Ongoing Phase 2 Study in Ped. Chol. Liver Disease

A4250

Designed to Support Pivotal Development in PFIC

Objectives

Assess a wide range of A4250 doses, in a wide range of patients with cholestasis & pruritus Dose finding Guide patient selection for planned pivotal

Key inclusion criteria

Diagnosis of pruritus due to chronic cholestasis

(e.g., PFIC, Alagille syndrome (ALGS), primary sclerosing cholangitis (PSC), Biliary Atresia) Serum total bile acids ? 2x upper limit of normal

VAS-itch ? 3

Primary endpoints

Number of treatment-emergent Serious Adverse Events (SAE) Change in total serum bile acids

Secondary endpoints

Pruritus parameters; liver biochemistry; treatment-emergent AEs

Open label, dose finding study

Baseline—Single test dose – Two-week washout—

- Four-week repeated dosing

- Cohort dose subject to review by independent DSMB

Sprinkle formulation or capsule (at patient option)

Up to 24 subjects in 6 cohorts

7	sites in Denmark, France, Germany, Sweden and UK

Cohorts 1-5 complete, preliminary data available (final data pending database lock)

©2016 Albireo Pharma, Inc. All rights reserved.

Ph2 Pediatric Study:

A4250

Outline

*	Wash-out in case of bile acid resin or other prohibited medication use of 7 days required PK

©2016 Albireo Pharma, Inc. All rights reserved.

A4250 Patient Demographics and Dose Summary

©2016 Albireo Pharma, Inc. All rights reserved.

A4250 Ph2 Pediatric Study: Primary Efficacy Endpoint

Reduction of Serum Bile Acids in Substantial Majority of Patients

S e r u m b ile a c id s

no BSEP function*

0

e 17-year old with low baseline sBA*

lin e s—2 0 a b . s v

—4 0 e g n a h c—6 0

Mean sBA reduction excluding above

n a e m

%—8 0

- 1 0 0

*would not meet expected inclusion criteria for planned pivotal PFIC trial

Cohort 1 Cohort 2 Cohort 3 Cohort 4 Cohort 5

± indicates Standard Error of the Mean

0.01 mg/kg 0.03 mg/kg 0.06 mg/kg 0.1 mg/kg 0.2 mg/kg

0.3 mg 0.7 mg 1.4 mg 1.6 mg 4.5 mg -31% ± 23 -45% ± 16 -63% ± 12 -46% ± 19 -51% ± 18

©2016 Albireo Pharma, Inc. All rights reserved.

Ph2 Pediatric Study: Particularly Robust Reduction

A4250

in Serum Bile Acids in PFIC Patients

Mean sBA Reduction

4	0 0
4	0 0

s s d 3 0 0 id 3 0 0 i c c a ) ) a L /L e l/ ile l il o 2 0 0 o 2 0 0 b b m mm mm m ( ( ru ru e 1 0 0 e 1 0 0

S S

0 0

B a s e lin e A4 2 5 0 B a s e lin e A4 2 5 0

PFIC (n=9) PFIC (n=7, nontarget PFIC patients excluded) Mean + SEM Mean + SEM includes Cohorts 1-5 (including early cohorts with subtherapeutic doses)

©2016 Albireo Pharma, Inc. All rights reserved.

A4250 Ph2 Pediatric Study: Secondary Efficacy Endpoints

Favorable Pruritus Outcomes Across Three Scales; Improved Sleep

Measure Cohort 1 Cohort 2 Cohort 3 Cohort 4 Cohort 5

0.01	mg/kg 0.03 mg/kg 0.06 mg/kg 0.1 mg/kg 0.2 mg/kg

Mean Dose 0.3 mg 0.7 mg 1.4 mg 1.6 mg 4.5 mg

Pruritus – 0.03 ± 0.36 -0.33 ± 0.33 -1.37 ± 0.45 -1.26 ± 0.52 -0.46 ± 0.40

Whitington

Pruritus – VAS -1.41 ± 1.10 -0.94 ± 1.37 -1.94 ± 0.92 -2.86 ± 1.09 -2.33 ± 1.46

Pruritus – PO—1.00 ± 0.85 -1.12 ± 1.59 -1.39 ± 0.80 -2.55 ± 1.02 -2.54 ± 1.56

SCORAD

Sleep – PO- +0.12 ± 0.68 -1.00 ± 1.45 -1.68 ± 0.94 -2.86 ± 0.06 -2.15 ± 1.34

SCORAD

Mean change vs Baseline

± indicates Standard Error of the Mean (SEM)

©2016 Albireo Pharma, Inc. All rights reserved.

A4250

Demonstrated Correlation Between Reduction of Serum Bile Acids and Reduction of Pruritus Reinforces Link


Pruritus — VAS
%decrease in VAS
100
75
50
25
0
-25
-25
0
25
50
75
100
%decrease in bile acids
p = 0.006
n = 19*


Pruritus — Whitington
delta decrease Whitington Itch
3
2
1
0
-1
-2
-25
0
25
50
75
100
%decrease in bile acids
p = 0.002
n = 19*


Pruritus — PO-SCORAD
delta decrease PO-Scorad Itch
7
6
5
4
3
2
1
0
-1
-2
-25
0
25
50
75
100
%decrease in bile acids
p = 0.004
n = 18*


Sleep — PO-SCORAD
delta decrease PO-Scorad Sleep
6
5
4
3
2
1
0
-1
-2
-25
0
25
50
75
100
%decrease in bile acids
p = 0.002
n = 18*

*n < 20 reflects missing score

©2016 Albireo Pharma, Inc. All rights reserved.

Albireo

22

Ph2 Pediatric Study Cohorts 1-5:

A4250

Safety and Tolerability Data

No treatment-emergent serious adverse events (SAE)

No dropouts and adverse events generally mild and transient

No diarrhea during 4-week dosing period; one report after test dose (prior to dosing period) that did not reappear

Some increases in liver enzymes, no meaningful concurrent increases in bilirubin

DSMB permits continuation of dosing no higher than Cohort 5 level in Cohort 6

©2016 Albireo Pharma, Inc. All rights reserved.

A4250 Staged Clinical Development Approach to Leverage Data and Maximize Product Opportunity and Value

Alagille Syndrome

Biliary (PRO) Atresia

POC* in Adults Cholestatic Tool

(Primary Biliary Liver Disease PFIC Cirrhosis) in Children Pivotal

Ph2 Ph2 Pruritus Pruritus in Ped. Chol.

Development Liver

Disease

*POC= Proof of Concept

Primary Sclerosing Cholangitis

©2016 Albireo Pharma, Inc. All rights reserved.

Subpart H Approval for PFIC with A4250 Post-Approval Long-Term Outcome Study

Seek accelerated approval for PFIC treatment using surrogate endpoint

Planned primary endpoint: sBA reduction

supported by Phase 2 sBA and pruritus correlation supported by PEBD surgery data supported by Intercept and Alexion/Synageva biomarker endpoint approach

Secondary/Exploratory endpoints: pruritus, other biochemistry, sleep, QoL

Long-term outcome study to be underway at the time of NDA filing

FDA meeting planned Q1 2017

EU PRIME designation granted Q4 2016

©2016 Albireo Pharma, Inc. All rights reserved.

A4250

A Differentiated IBAT Inhibitor

A4250

Serum bile acids AUC $^{0\text{-}12h}$ Day 7



Serum Bile Acids AUC 0-12h (µmol x h/L)
120
100
80
60
40
20
0
*
**
Placebo
1 mg A4250
3 mg A4250



No cation
IC_{50} (human) 0.13 nM

SHP625 (LUM001)



Serum bile acids AUC $^{0\text{-}15h}$ Day 14
Serum Bile Acids AUC (mmole*hr/L)
100
50
0
0
0.5
1
2.5
5
10
20
60
100
Dose, mg per day



Permanent cation
IC_{50} (human) 0.28 nM

Sources: Graffner et al. Aliment Pharmacol Ther 2016 (A4250 data); Form S-1 Registration Statement of Lumena Pharmaceuticals filed April 2, 2014 (SHP625 data)

26

CONFIDENTIAL. ©2016 Albireo Limited. All rights reserved.

Albireo

Variability in Phase 2 with Shire IBATi* Validate Mechanism,

A4250

Highlight Need for Superior Compound

PFIC PSC

Did not meet 1° endpoint of SBA reduction; Safety/tolerability (1° endpoint)

significant improvement in pruritus and consistent with prior studies, but did not normalized baseline elevated liver enzymes significantly improve liver parameters

13	weeks, interim open label data 13 weeks, double blind, placebo controlled

Subset of PFIC-2 patients had ‘profound decrease’ in SBAs

12.1%	of patients had a TESAE assessed as drug related Significant reductions from baseline in serum bile acids and pruritus

Alagille PBC

Did not meet SBA 1° endpoint; lower dose Significant reduction of SBA but did not performed better meet 1° endpoint of pruritus

13	weeks, double blind, placebo controlled 13 weeks, double blind, placebo controlled

Following the first three SHP625 outcomes above, Shire agreed to pay $90 million to buy out all future contingent milestone payments regarding SHP625 (and IBATi SHP626)

The Albireo Approach

Potent Compound with Dose Response + Staged Development Strategy

*various Shire press releases, presentation EASL 2015

©2016 Albireo Pharma, Inc. All rights reserved.

A4250 A Compelling Commercial Opportunity

Multiple Rare Diseases with No Approved Drugs*

Pediatric Cholestatic

Biliary Atresia Pruritus

Attractive Orphan Pricing and Reimbursement Opportunity

Favorable Competitive Landscape May Enable Strong Share Penetration

*Estimated prevalence data derived based on various sources (on file)

©2016 Albireo Pharma, Inc. All rights reserved.

Pipeline Programs

Elobixibat CIC Ph3 A3384 BAM Ph2 NASH Preclinical

Elobixibat

First and Only Large Bowel-Acting Agent for CIC that Increases Both Secretion AND Motility

- **The market opportunity…**
  - 156% dollar Rx market growth since 2011 *(IMS Monthly NPA December 2014)*

- **The data…**
  - Strong US Ph2b efficacy data with favorable AE profile
  - Positive pivotal Phase 3 trial in Japan, with JNDA filing expected Q1 2017
  - Favorable trends in data from abbreviated US Ph3

- **The commercial potential…**
  - Differentiated by mechanism's site of action and ability to stimulate both secretion and motility
  - Further investment gated against any future US/EU partnering

- **The exclusivity period…**
  - Composition of matter to 2027*, method of use for CIC/IBS to 2024
  - Polymorph patent with term to 2034 + pending patent with potential term to 2035
  - Downstream Rx to OTC under evaluation

*includes estimated H-W PTE

30

©2016 Albireo Pharma, Inc. All rights reserved.

Albireo

Primary Endpoint Met with High Statistical Significance

Elobixibat

in Ph3 Trial In Japan

Licensed to EA Pharma (Eisai/Ajinomoto) in 2012 for Japan*

License follows positive Phase 2b trial in the United States

Approximately $31.1 million in upfront and milestone payments received to date

Positive Phase 3 Pivotal Trial in chronic constipation in Japan

Primary endpoint (regulatory endpoint in Japan) met with high statistical significance

Change in weekly SBMs from baseline to the first treatment week compared with placebo

All secondary efficacy endpoints assessed statistically also met with high statistical significance

Change in complete SBM frequency, time to first SBM, constipation severity and stool consistency

No SAEs; substantially all AEs characterized as mild in severity

EA Pharma expected to file a JNDA in Q1 2017

US/EU

Ph2b (US): primary endpoint met with high statistical significance

Ph3 (US/EU ex-licensee): effects shown despite only 40% of planned enrollment (n=690)

*plus five other Asian markets (not China)

©2016 Albireo Pharma, Inc. All rights reserved.

A3384

Positioned to Become First Drug Approved for Bile Acid Malabsorption Disease

- **The BAM market opportunity…**
  - Elevated bile acids in colon lead to chronic watery diarrhea (est. ~4m patients in major markets)
  - No approved drug, difficult-to-take resins with poor DDI profiles used off label
- **The science…**
  - Designed to deliver cholestyramine directly to colon without affecting small intestine
  - Earlier generation formulation proves principle in Ph2 by improving diarrhea and related measures *(Appleby et al. UEG J. 2016)*
  - Subsequent optimization program to yield superior Ph2-ready formulations in late stages
- **The commercial potential…**
  - Blockbuster sales potential
  - Lower cost 505(b)(2) development path anticipated
- **The exclusivity period…**
  - Formulation patents pending, potential term to 2037

Phase 2 BAM Study

Double blind, placebo controlled, 2-week study



(A)
Diarrhoea
** p < 0.01
* p < 0.05
Change W3-W5 (Likert scale 0-10)
4
2
0
-2
-4
-6
Placebo
250mg A3384
1g A3384
250mg +1g A3384

32

©2016 Albireo Pharma, Inc. All rights reserved.

Albireo

©2016 Albireo Pharma, Inc.. All rights reserved.

Reduction of Pro-Inflammatory Markers (preclin) * Tnf-_ Mcp1 0 0.5 1.0 1.5 2.0 * Vcam-1 Relative expression * % change in LDL/HDL Ratio Improved Cholesterol Profile 0,00 5,00 10,00 15,00 20,00 25,00 30,00 35,00 Placebo 15 mg 20 mg GLP1 pmol/L * * Decreased Insulin Resistance Rudling et al. BMC Cardiovascular Disorders 2015 Chey et al Am J Gastroenterol 2011 *p<0.05 ** p<0.01 *p<0.05 ** * 0 0.5 1.0 1.5 2.0 Col1_1 Col1_2 * * Relative expression K19 * *p<0.05 *p<0.05 Baghdasaryan et al. J Hepatology 2016 Baghdasaryan et al. J Hepatology 2016 NASH Platform: Albireo Data Shows IBAT Inhibition Benefits Four Principal Hallmarks Improvement in Fibrotic Markers (preclin) IBAT Inhibitor elobixibat elobixibat A4250 A4250 33 Albireo Placebo 5 mg 10 mg 15 mg 0. -3.5 -7. -10.5 -14. -17.5

IBAT Inhibitor

Significant NAS Reduction with A4250 in Validated Preclinical STAM™ Model Matches Prior Findings with Obeticholic Acid

A4250 — Δ NAS: – 0.9 — 10 mg/kg, 3 wks

OCA — Δ NAS: – 0.9 — 10 mg/kg, 5 wks



Mean ± SD
NAS
6
5
4
3
2
1
0
p<0.05
Control
A4250 0.5 mg/kg
A4250 10 mg/kg
Control
OCA 10 mg/kg

Presented at 2016 DDW Meeting

OCA Significantly Reduces NAS in Phase 2 study

25 mg OCA or placebo for 72 weeks



% patients with improvement in NAS
50%
40%
30%
20%
10%
0%
p=0.0002
Placebo
OCA

OCA reduced NAS, fibrosis and liver enzymes, increased cholesterol and pruritus

OCA data
Kremoser et al. 9th JSH Single Topic Conference: "NASH 2010" November 18-19, 2010 Tokyo, Japan
Neuschwander-Tetri et al., Lancet. 2015 Mar 14;385(9972):956-65

Candidate Screening for Novel Bile Acid Modulator Underway

34

©2016 Albireo Pharma, Inc. All rights reserved.

Albireo

Summary

Pediatric Orphan Opportunities Provide Foundation for Albireo Thesis

A4250

Novel, First-in-Class Product Candidate to Treat Multiple Pediatric Orphan Liver Diseases with No Approved Drug Options

Elobixibat partnering in Japan (positive Ph3 trial) provides potential nondilutive capital to support programs

Elobixibat

A4250 Novel Bile Acid PPAR US/EU A3384 Pediatric Modulator NK

Partnering BAM

Voucher NASH Development Ph3 CIC

©2016 Albireo Pharma, Inc. All rights reserved.

Strong Patent and Regulatory Protections

Est. H-W PTE* + A4250 US Expiry Ped. Exclusivity

Composition of Matter September 2022 2025 MOU IBAT inhibitors to treat liver November 2031 2033 diseases (pending) MOU IBAT inhibitors in November 2031 2033 combination with bile acid binders to treat liver diseases (pending) Orphan designation granted: US 7 years exclusivity + EU 10 years exclusivity post-PFIC approval

Elobixibat US Expiry Est. H-W PTE*

Composition of Matter August 2022 2027 Polymorphs April 2034 2034 October 2035 (pending) 2035 MOU IBAT inhibitors to treat April 2024 2029 CIC/IBS

A3384 US Expiry Est. H-W PTE*

Formulation (pending) February 2037 TBD

*H-W PTE for one patent per product

©2016 Albireo Pharma, Inc. All rights reserved.

Significant News Flow and Near-Term Milestones Projected

Event Projected Timing

Elobixibat: report data from ongoing Ph3 Trial in Japan 6

A4250: PRIME designation granted by EMA 6

A4250: report additional pediatric data from ongoing Ph2 trial 6

A4250: FDA meeting Q1 2017

Elobixibat: JNDA filing Q1 2017

A4250: report data from planned pivotal trial in PFIC mid 2018

©2016 Albireo Pharma, Inc. All rights reserved.

Albireo

Innovative Science + Deep Pipeline + Experienced Management

Leader in the development of bile acid modulators to treat liver and GI diseases

Three clinical assets, including lead Phase 2 orphan product candidate and Phase 3 constipation product candidate

Strong patent portfolio, with orphan drug designation and future potential for valuable Pediatric Priority Review Voucher for lead product candidate (A4250)

AstraZeneca spinout; as of Nov 2016, listed on NASDAQ under the symbol ALBO

Highly experienced management team with track record of developing and commercializing blockbuster drugs

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Hope for Children with Orphan Liver Diseases Through Bile Acid Modulation